UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2026

Gladstone Investment Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	814-00704	83-0423116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GAIN	The Nasdaq Stock Market LLC
5.00% Notes due 2026	GAINN	The Nasdaq Stock Market LLC
4.875% Notes due 2028	GAINZ	The Nasdaq Stock Market LLC
7.875% Notes due 2030	GAINI	The Nasdaq Stock Market LLC
7.125% Notes due 2031	GAING	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Announcement of CEO Transition

On March 20, 2026, David Gladstone gave notice to the Board of Directors (the “Board”) of Gladstone Investment Corporation (the “Company”) that he has stepped down as the Company’s Chief Executive Officer (“CEO”) effective immediately. Mr. Gladstone will continue to serve as the Chairman of the Board.

Appointment of Successor CEO

On March 20, 2026, the Board of the Company appointed David A.R. Dullum as the Company’s CEO, effective immediately, in addition to his current role of President during a transition period. Prior to this promotion, Mr. Dullum, age 77, served as the Company’s President since April 2008 and served on the Board from June 2005 to August 2015. Mr. Dullum has been with the Gladstone Companies since February 2008. Mr. Dullum is an Executive Managing Director of Gladstone Management Corporation (the “Adviser”), served on the board of directors of Gladstone Commercial Corporation from August 2003 to May 2015, and served on the board of directors of Gladstone Capital Corporation from August 2001 to February 2015. Prior to joining the Gladstone Companies, from 1995 to 2007, Mr. Dullum was a Partner of New England Partners, a private equity firm focused on investments in small and medium-sized businesses in the Mid-Atlantic and New England regions. From 1976 to 1990, Mr. Dullum was a Managing General Partner of Frontenac Company, a Chicago-based private equity firm. Mr. Dullum has served as the Chairman of NASBIC (now known as SBIA) and on the Board of Trustees of The Stanford Business School Trust. Mr. Dullum holds an MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology.

Additional Leadership Changes

On March 20, 2026, the Board appointed John Sateri as the Company’s Chief Investment Officer (“CIO”), effective immediately, and contemporaneously with his appointment as the Company’s CIO, Mr. Sateri was also appointed as the CIO of Gladstone Capital Corporation, Gladstone Land Corporation, Gladstone Commercial Corporation, and the Adviser. Mr. Sateri, age 58, has been with the Gladstone Companies since April 2007. Since September 2021, Mr. Sateri has served as Executive Vice President of Investments of the Adviser, serving as a member of the Investment Committee supporting all Gladstone managed credit, equity, and real estate funds (including the Company, Gladstone Commercial Corporation, Gladstone Land Corporation, and Gladstone Capital Corporation) as well as originating debt and equity investments in privately held companies. Mr. Sateri has also served as the President of the Gladstone Alternative Income Fund (“GALT”) since its inception in June 2024. Mr. Sateri is active on numerous private company boards and holds a bachelor’s degree in Business Administration from The University of Hawaii at Manoa and a master’s degree in Real Estate Development from the University of Maryland at College Park.

On March 20, 2026, the Board of the Company approved the promotion of Erika Highland to the position of Executive Vice President, effective immediately, and further approved her appointment as President of the Company, effective October 1, 2026, following a transition period. Ms. Highland, age 46, has served as the Company’s Senior Managing Director since October 2023. She joined the Gladstone Companies in August 2005 and has led the investment activities for numerous portfolio companies, including sourcing, transaction execution, portfolio management, and exit. In addition, Ms. Highland has served, and continues to serve, on the boards of directors of various past and current portfolio companies. Prior to joining the Gladstone Companies, Ms. Highland worked at Wells Fargo Retail Finance and A.G. Edwards in investment banking. Ms. Highland holds a Bachelor of Science in Business Administration, with a concentration in Finance, from Boston College.

None of the Company’s executive officers receive direct compensation from the Company as the Company does not currently have any employees and does not expect to have any employees in the foreseeable future. Rather, all of the Company’s officers and other personnel are employed by our Adviser or Gladstone Administration, LLC (the “Administrator”). For a discussion of the terms of the Company’s Advisory and Administration Agreements with the Adviser and the Administrator, respectively, see “Certain Transactions” in the Company’s annual proxy statement; otherwise, there are no transactions between Mr. Dullum, Mr. Sateri or Ms. Highland and the Company required to be reported under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Dullum, Mr. Sateri or Ms. Highland and any director or executive officer of the Company and there are no arrangements or understandings between Mr. Dullum, Mr. Sateri or Ms. Highland and any other persons with respect to these promotions.

All statements contained in this Current Report on Form 8-K, other than historical facts, may constitute “forward-looking statements” within the meaning of Section 27A of the Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements involve inherent risks and uncertainties as they relate to expectations, beliefs, projections, future plans and strategies, anticipated events, or trends concerning matters that are not historical facts and may ultimately prove to be incorrect or false. Forward-looking statements include information about possible or assumed future events, including, without limitation, those relating to future performance. Words such as “may,” “will,” “plan,” and variations of these words and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these words. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those included within or contemplated by such statements, including, but not limited to, the description of risks and uncertainties in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2025, and certain other filings made with the SEC (accessible at www.sec.gov). The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 7.01	Regulation FD Disclosure.

On March 23, 2026, the Company issued a press release (the “Press Release”) announcing that Mr. Gladstone has stepped down as CEO (effective March 20, 2026), the appointment of Mr. Dullum as the Company’s CEO (effective March 20, 2026), the appointment of Ms. Highland as the Company’s President (following a transition period and effective October 1, 2026) and the appointment of Mr. Sateri as the Company’s Chief Investment Officer (effective March 20, 2026). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 23, 2026

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Investment Corporation (Registrant)

March 23, 2026	By:	/s/ Taylor Ritchie
Taylor Ritchie
Chief Financial Officer and Treasurer